UNITED STATES
                 SECURITIES AND EXCHANGE COMISSION
                       WASHINGTON, D.C.  20549

                   SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
of 1934 (Amendment No.     )

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
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[ ] Confidential, for use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
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[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12


                      NASB FINANCIAL, INC.
---------------------------------------------------------------
         (Name of Registrant as Specified in its Charter)


---------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(LOGO)


                                              December 30, 2002

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of NASB Financial, Inc. (the "Company"), which will be held on Tuesday, January 28, 2003, at 8:30 a.m. Central Standard Time, in the lobby of our Grandview branch office located at 12498 South 71 Highway, Grandview, Missouri.

     At this Annual Meeting, you are being asked to elect directors and ratify the appointment of our independent auditors. The attached Notice of Annual Meeting and Proxy Statement describe the matters to be presented at the Annual Meeting. The Board of Directors unanimously recommends that stockholders vote "FOR" each matter to be considered.

     YOUR VOTE IS IMPORTANT. You are urged to sign, date, and mail the enclosed Proxy promptly in the postage-prepaid envelope provided. If you attend the Meeting, you may vote in person even if you have already mailed in your Proxy.

     A copy of the Bank's Annual Report for the fiscal year ended
September 30, 2002, accompanies the Notice of Annual Meeting and the Proxy Statement. On behalf of the Board of Directors, I wish to thank you for your continued support. We appreciate your interest.



                      Sincerely,

                      /s/ David H. Hancock
                      David H. Hancock
                      Board Chairman

                          NASB FINANCIAL, INC.
                         12498 South 71 Highway
                        Grandview, Missouri 64030
                            (816) 765-2200


                                 NOTICE
                    Annual Meeting of Stockholders
                      Tuesday, January 28, 2003


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of NASB Financial, Inc. will be held at the North American Savings Bank, Grandview branch office located at 12498 South 71 Highway, Grandview, Missouri, on Tuesday, January 28, 2003, at 8:30 a.m., Central Standard Time, for the following purposes:

1. To elect two directors of the Company to serve three-year terms; and

2. To ratify the appointment by the Board of Directors of the firm of BKD, LLP as independent auditors of the Company and its subsidiaries for the fiscal year ending September 30, 2003; and

3. To transact such other business as may properly come before the meeting.


Pursuant to the Bylaws, the Board of Directors has fixed the close of business on December 16, 2002, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, or any adjournment thereof.


                                   NASB FINANCIAL, INC.

                                   /s/ Norma Rieck
                                   Norm Rieck
                                   Corporate Secretary
December 30, 2002

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY, THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE VOTE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU ARE PRESENT AT THE ANNUAL MEETING.

                           NASB FINANCIAL, INC.
                          12498 South 71 Highway
                        Grandview, Missouri 64030
                             (816) 765-2200

                             PROXY STATEMENT
                     Annual Meeting of Stockholders
                             January 28, 2003

                     VOTING AND SOLICITATION OF PROXIES

     This proxy statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of NASB Financial, Inc. ("NASB" or the "Company") for the Annual Meeting of Stockholders (hereinafter called the "Meeting") to be held at the North American Savings Bank, Grandview branch office located at 12498 South 71 Highway, Grandview, Missouri on Tuesday, January 28, 2003, at 8:30 a.m. The Annual Report to stockholders for fiscal year 2002, including consolidated financial statements for the fiscal year ended September 30, 2002, accompanies this statement. The Company is required to file an Annual Report and Form 10-K for its fiscal year ended September 30, 2002, with the Securities and Exchange Commission ("SEC").

     This proxy statement and the accompanying proxy are first being sent to the stockholders on or about December 30, 2002.

     Regardless of the number of shares you own, it is important that your stock be represented at the Meeting. No action can be taken unless a majority of the outstanding shares of Common Stock is represented. To make sure your shares are represented at the Meeting, please sign and date the proxy card and return it in the enclosed prepaid envelope.

     If the enclosed proxy is properly executed and returned, and is not revoked, it will be voted in accordance with the specifications made by the stockholder. The proxy form provides a space for you to withhold your vote for the nominees for the Board of Directors, if you choose to do so. You may indicate the way you wish to vote on each matter in the space provided. Executed but unmarked proxies will be voted FOR the election of the director nominees named in the proxy statement and FOR the ratification of the selection of auditors.

     You may revoke your proxy at any time prior to its exercise. NASB has not established formal procedures for revocation. The cost of soliciting the proxies will be borne by NASB. In addition to the solicitation of proxies by mail, proxies may be solicited by directors, officers or regular employees of the Company in person or by telephone or telegraph. The Company will also request persons, firms, and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in so doing. No additional compensation shall be paid to directors, officers and regular employees of the Company in consideration of services rendered to the solicitation of proxies.

     The securities which can be voted at the Meeting consist of shares of Common Stock of NASB Financial, Inc., with each share entitling its owner to one vote on matters other than the election of directors, in respect of which cumulative voting is permitted, as discussed below. The close of business on December 16, 2002, has been fixed by the Board of Directors as the record date for determination of stockholders entitled to vote at the meeting. The number of shares of Common Stock outstanding on the record date was 8,432,342.

     The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes for a quorum, the Meeting may be adjourned in order to permit further solicitation of proxies.

     No person is authorized to give any information or to make any representation other than as contained in this proxy statement, and if given or made, such information may not be relied upon as having been authorized.

            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Persons and groups owning in excess of five percent (5%) of NASB's Common Stock are required to file certain reports regarding such ownership with NASB and with the SEC. The Company has not been notified, nor does it have any reason to believe, that any person, other than Mr. David H. Hancock and Michael G. Dunn, owns more than 5% of NASB's Common Stock as of November 30, 2002.


                 Name and Address of    Amount and Nature     Percent of
Title of Class    Beneficial Owner         Ownership          Class (2)
------------------------------------------------------------------------
Common Stock     David H. Hancock          4,274,401             50.7%
                 12498 South 71 Highway   shares total (1)
                 Grandview, MO 64030

Common Stock     Michael G. Dunn             917,636             10.9%
                 1067 Sea Palms W. Drive  shares total
                 St. Simons, GA  31522

-----------------------
1) Includes 272,068 shares which are owned by Mr. Hancock's spouse, Linda S. Hancock. Mr. Hancock disclaims beneficial ownership of these shares and their inclusion in the totals above shall not be deemed as an admission that Mr. Hancock is the beneficial owner of such shares for purposes of Section 16 of the Exchange Act or for any other purposes.
2) The calculation of percent of class is based on the number of shares of Common Stock outstanding as of November 30, 2002, excluding shares held by the Company as treasury stock.
-----------------------

     As of November 30, 2002, all executive officers and directors as a group owned 4,424,442 shares of NASB's Common Stock and have options to acquire an additional 25,000 shares for a total of 4,449,442, or 52.8%.


PROPOSAL 1: ELECTION OF DIRECTORS
     At each election of directors, every stockholder entitled to vote has the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected to a particular class. A stockholder may cumulate his votes by voting the total number of votes to which he is entitled for any one candidate or distribute them equally or unequally among the candidates. The total votes for all candidates cannot be more than the number of all candidates to be elected multiplied by the number of his shares. Stockholders may exercise their right to cumulative voting by attaching to their proxy card instructions indicating how many votes their proxy should give each candidate. The Board of Directors reserves the right to cumulate votes with respect to proxies assigned to the Board unless authorization is expressly withheld or instruction is otherwise given.

     The directors are divided into three classes. Two directors are to be elected at this meeting. The two nominees for these positions currently serve on the Board of Directors and are seeking election or re-election to serve until the 2006 Annual Meeting; or until their successors are elected and qualified to serve. The two nominees are Frederick V. Arbanas and W. Russell Welsh.

     It is the intention of the Board of Directors to vote the proxies for the election of all of the nominees named below for directors, or, at their discretion, cumulatively vote for any one or more, unless the proxy is marked to indicate that such authorization is expressly withheld. Management believes that all such nominees will stand for election, but if any person nominated fails to stand for election, the Board of Directors reserves full discretion to vote for any other person who may be nominated. Management believes that each nominee named herein will serve if elected as a director.

     Pursuant to the Bylaws of the Company, the Board of Directors acts as a nominating committee for selecting the management nominees for election as directors. Except in the case of a nominee substituted as a result of the death or other incapacity of a management nominee, the nominating committee shall deliver written nominations to the secretary at least 20 days prior to the date of the annual meeting. No nominations for directors except those made by the nominating committee shall be voted upon at the annual meeting unless other nominations by shareholders are made in writing and delivered to the secretary of the Company at least one-hundred twenty days and not more than one-hundred eighty days prior to the date of the annual meeting. Ballots bearing the names of all persons nominated by the nominating committee and by shareholders shall be provided for use at the annual meeting. However, if the nominating committee shall fail or refuse to act at least 20 days prior to the annual meeting, nominations for directors may be made at the annual meeting by any shareholder entitled to vote and shall be voted upon. Such recommendations must contain the name, age, business address, residence address, and the principal occupation or employment of each such recommended nominee as would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of such recommended nominee as a director. Such recommendations shall include a signed consent to serve as a director of the Company, if elected, from each such recommended nominee.



                           BOARD OF DIRECTORS

INFORMATION AS TO NOMINEES AND CONTINUING DIRECTORS

     The nominees, their ages, principal occupations or employment for the past five years and positions with the Company's subsidiary, North American Savings Bank, F.S.B. (the "Bank"), the year each was first elected as director of NASB, and the amount of Common Stock and percent thereof beneficially owned by each on November 30, 2002, are shown on the following table. "Beneficial ownership" includes: stock held in joint tenancy; stock owned as tenants in common; stock owned or held by a spouse or other member of the nominee's household; and stock in which the nominee has or shares voting or investment power, even though the nominee disclaims any beneficial interest in such stock. Each director of the Company is also a member of the Board of Directors of the Bank.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH
NOMINEE.




                                                            AMOUNT AND NATURE OF
                                                             BENEFICIAL OWNERSHIP
NAME AND BUSINESS EXPERIENCE                        DIRECTOR   OF COMMON STOCK AS   PERCENT
DURING LAST FIVE YEARS                        AGE    SINCE      OF RECORD DATE      OF CLASS
------------------------------------------------------------------------------------------------
NOMINEES - THREE YEAR TERMS EXPIRING IN 2006
--------------------------------------------
FREDERICK V. ARBANAS                           63     1974    9,518 shares (directly)   0.1%
Retired President of Fred Arbanas, Inc., Advertising
Agency, Grandview, Missouri since 1969.

W. RUSSELL WELSH                               53     1997    20,100 shares (directly)  0.2%
President & CEO of the law firm Polsinelli Shalton &
Welte.

DIRECTORS WHOSE TERMS EXPIRE IN 2004
--------------------------------------------
DAVID H. HANCOCK                               57     1990    4,274,401 shares          50.7%
Board Chairman and Chief Executive Officer of                (4,002,333 directly and
North American Savings Bank since 1990.  Also                   272,068 indirectly)(1)
serves as Board Chairman of Nor-Am Service
Corporation, a wholly owned subsidiary of
North American.

LINDA S. HANCOCK                               52     1995    4,274,401 shares          50.7%
Owner of Linda Smith Hancock Interiors                       (272,068 directly and
since 1974.                                                   4,002,333 indirectly)(2)

DIRECTORS WHOSE TERMS EXPIRE IN 2005
--------------------------------------------
BARRETT BRADY                                  56     1993    8,400 shares (directly)   0.1%
Senior Vice President of Highwoods Properties, Inc.
President and Chief Executive Officer of J.C. Nichols.
1995-1998.  President and CEO of Dunn Industries, Inc.
from 1986-1995, and EVP and Treasurer of J.E. Dunn
Construction Co. from 1981-1995

JAMES A. WATSON                                55     1993    13,667 shares             0.2%
Executive Vice President of North American                   (12,267 directly and
Savings Bank.  From 1990 to 1992, he served                    1,400 indirectly)(3)
as Senior Vice President of North American,
and as Vice President from 1984-1992.

                                   3

KEITH B. COX                                   41     2001     28,224 shares            0.3%
President of North American Savings Bank.  From 1996            (directly)(4)
to 2002, served as Executive Vice President and Chief
Financial Officer, and from 1990 to 1996, served as Vice
President and Controller of North American.



-----------------------
(1) Includes 272,068 shares owned by Linda S. Hancock. David H. Hancock is the spouse of Linda S. Hancock. David H. Hancock disclaims beneficial ownership of securities owned by Linda S. Hancock and this report shall not be deemed an admission that he is the beneficial owner of such securities for purposes of Section 16 of the Exchange Act or for any other purposes.
(2) Includes 4,002,333 shares owned by David H. Hancock. Linda S. Hancock is the spouse of David H. Hancock. Linda S. Hancock disclaims beneficial ownership of securities owned by David H. Hancock and this report shall not be deemed an admission that she is the beneficial owner of such securities for purposes of Section 16 of the Exchange Act or for any other purposes.
(3) Includes 4,000 shares which Mr. Watson has the right to acquire pursuant to options he holds under the Stock Option Plan, but which have not been exercised.
(4) Includes 4,000 shares which Mr. Cox has the right to acquire pursuant to options he holds under the Stock Option Plan, but which have not been exercised.
-----------------------

     The Board of Directors held 12 regular meetings during the fiscal year ended September 30, 2002. All directors attended more than 75% of the meetings of the Board of Directors and committees to which they belong.

AUDIT COMMITTEE
     The Audit Committee has the responsibility of reviewing the scope and results of audits performed by the Bank's independent auditors and reviewing the findings and recommendations of NASB's internal auditor and compliance officer. This committee held four meetings during fiscal 2002. The audit committee is comprised of Frederick V. Arbanas, Barrett Brady, and W. Russell Welsh.

     In 1999, the SEC, the New York Stock Exchange ("NYSE"), the National Association of Securities Dealers ("NASD"), and the American Institute of Certified Public Accountants ("AICPA") partnered to establish a Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees. The Blue Ribbon Committee's report, which was issued and adopted in February 1999, set forth new requirements designed to strengthen the effectiveness of audit committees of publicly traded companies. In meeting these new requirements, NASB's audit committee adopted an Audit Committee Charter on June 1, 2000, which is set forth in Appendix A.

AUDIT COMMITTEE REPORT
     In accordance with the written charter adopted by the Board of Directors, the Audit Committee of the Board (the "Committee") assists the Board in fulfilling its responsibilities for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During fiscal 2002, the Committee met four times, and the Committee chair, as representative of the Committee, discussed the interim financial information contained in each quarterly earnings announcement with the CFO and independent auditors prior to public release.

     In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Committee also discussed with management, the Internal Audit Manager, and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee reviewed with both the independent auditors and the Internal Audit Manager their audit plans, audit scope, and identification of audit risks.

     The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

     The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended September 30, 2002, with management and the independent auditors. Management has the responsibility for the preparation of the Company's consolidated financial statements and the independent auditors have the responsibility for the examination of those statements.

     Based on the above mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2002, for filing with the Securities and Exchange Commission. The Committee also recommended the appointment, subject to shareholder approval, of BKD, LLP as the Company's independent auditors for the fiscal year ended September 30, 2003, and the board concurred with that recommendation.

    December 20, 2002     Barrett Brady, Audit Committee Chairman
                          Frederick V. Arbanas
                          	W. Russell Welsh

 DIRECTORS' AND COMMITTEE MEMBERS' REMUNERATION
     Directors who are not paid a salary by the Bank or a subsidiary during the fiscal year ended September 30, 2002, received fees as follows: $1,000 per board meeting attended, and members of all standing committees, $250 per meeting attended if not held in conjunction with board meeting.

EXECUTIVE OFFICERS
     The following sets forth information about the executive officers who are not directors of NASB or who have not been employed by the Bank for five years. All executive officers are appointed by the Board of Directors and serve at the discretion of the Board.

     Rhonda Nyhus, age 37, is the Bank's Senior Vice President and Chief Financial Officer. From February 1995 to August 1997, she worked as Internal Audit Manager for the Bank. Prior to that time, she had six years of experience with the accounting firm of Grant Thornton.

     Wade Hall, age 35, is the Bank's Senior Vice President of
Commercial Real Estate Lending. Before joining the Bank in 2000, he was an attorney in private practice. Prior to that he was Executive Vice President of Strategic Development for a publicly-held financial services company. He has twelve years of lending experience.

     Bradley A. Lee, age 48, has served as a Sr. Vice President in Construction Lending with the Bank for seven years. His twenty-one years of experience in banking include serving as VP at Mercantile Bank in Commercial Lending from 1991 to 1995 and as Sr. Vice President at Mark Twain Banks from 1981 to 1991.

     John Nesselrode, age 43, has worked for the Bank for seventeen years, first as Investment Officer, and now as Sr. Vice President/Chief Investment Officer.

     Joe O'Flaherty, age 38, started with the bank in June 1995. He is presently serving as Senior Vice President in charge of the Residential Portfolio Loan Department. He has 14 years experience in the mortgage industry and previously he held the position of Vice President with Charles F. Curry Company Mortgage Bankers.

     Bruce J. Thielen, age 42, started with the Bank eleven years ago as Manager of Loan Servicing. Since January 1995, he has assumed additional responsibilities as the manager of the Residential Lending Department and is presently a Sr. Vice President.

     Dena Sanders, age 34, is Senior Vice President of Retail Banking for North American. She joined the bank in 1998 and has served as a portfolio loan officer and as Vice President in both Construction and Consumer lending.

EXECUTIVE COMPENSATION
     The following table sets forth information concerning the compensation of the Chief Executive Officer and four most highly compensated executive officers who received compensation of $100,000 or more and served in such capacities as of September 30, 2002.



                                                                                  STOCK    ALL OTHER
NAME AND PRINCIPAL                          FISCAL        SALARY      BONUS      OPTIONS      COMP.
POSITION WITH BANK                           YEAR            $          $        (NUMBER)     $(1)
------------------------------------------------------------------------------------------------------
DAVID H. HANCOCK                             2002         246,000     225,500        --        5,500
Board Chairman, CEO and Director             2001         220,000     200,500        --        5,250
                                             2000         207,692     100,500        --        5,250

KEITH B. COX                                 2002         151,667      40,500        --        5,750
President and Director                       2001         132,500      30,500        --        4,890
                                             2000         116,346       8,000        --        3,730

BRUCE J. THIELEN                             2002         106,250     100,000        --        5,400
Senior Vice President of                     2001          98,750     125,000        --        5,981
Residential Lending                          2000          96,266     154,500        --        6,312

BRAD LEE                                     2002         113,750      60,500        --        5,227
Senior Vice President of                     2001         103,750      55,500        --        4,778
Construction Lending                         2000          93,077      50,500        --        4,307

JOHN M. NESSELROSE                           2002         127,500      30,500        --        4,740
Senior Vice President and                    2001         117,500      25,500        --        4,290
Chief Investment Officer                     2000         115,500       8,000        --        4,307



     Cash compensation for the fiscal year ended September 30, 2002, totaled $1,761,744 for all ten executive officers as a group.

-----------------------
(1)Includes contributions to the Company's 401(k) Plan on behalf of each of the named executive officers to match predefined portion of the 2002 pre-tax elective deferral contribution (included under the "salary" column) made to such plan and discretionary contributions made to the plan on behalf of the named executive officer.
-----------------------

OPTION GRANTS DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 2002, TO THE ABOVE NAMED EXECUTIVE OFFICERS.
     There were no grants of options to acquire shares of the Company's Common Stock during the fiscal year ended September 30, 2002.

OPTION EXERCISES AND FISCAL YEAR-END VALUES
     The following table sets forth all stock options exercised by the named executives during the fiscal year ended September 30, 2002, and the number and value of unexercised options held by such executive officers at the fiscal year-end.



                                                                               VALUE OF UNEXERCISED
                     SHARES                    NUMBER OF UNEXERCISED         IN-THE MONEY OPTIONS AT
                    ACQUIRED      VALUE       OPTIONS AT FISCAL YEAR-END       FISCAL YEAR-END (2)
                                            -----------------------------   --------------------------
NAME              ON EXERCISE   REALIZED(1)   EXERCISABLE  UNEXERCISABLE    EXERCISABLE  UNEXERCISABLE
------------------------------------------------------------------------------------------------------
Keith B. Cox             --          --           4,000            --         $ 47,285     $     --
Bruce J. Thielen     11,000     117,644           9,000            --         $106,391     $     --
Brad Lee              8,000      73,340           4,000            --         $ 47,285     $     --
John M. Nesselrode       --          --           4,000            --         $ 47,285     $     --


-----------------------
(1) Difference between fair market value of underlying securities at date of exercise and the exercise price.
(2) Difference between fair market value of underlying securities at fiscal year-end and the exercise price.
-----------------------

EMPLOYMENT AGREEMENTS
     There are currently no employment agreements.

EXECUTIVE COMPENSATION PLAN
     The executive compensation program is based on beliefs and guiding principles designed to align compensation with business strategy and company values. The Company supports a performance-oriented environment that rewards performance not only with respect to the individual's contribution to the Company but also Company performance as compared to that of the industry performance levels.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
     The Compensation Committee of the Board of Directors is composed entirely of the independent outside directors, Frederick V. Arbanas, W. Russell Welsh, Barrett Brady, and Linda S. Hancock. The Committee is responsible for setting and administering the policies that govern both annual executive compensation and stock ownership programs.

     The Compensation Committee evaluated a variety of objective factors to determine the base salaries, incentive bonuses, and stock option awards to the Bank's executives. In setting the executive compensation for the Chief Executive Officer and the President, the committee examined the Company's corporate performance ratios compared to peer group averages, the Company's stock price performance over the last five years in relationship to peer groups and industry indexes, and the Company's executive compensation compared to salary surveys of financial institutions in the industry with similar characteristics of the Company. Specifically, the Company's return on assets ("ROA") was 2.04% during the year ended September 30, 2002, while its return on equity ("ROE") was 19.04%. Comparatively, information on the Office of Thrift Supervision's web site reports that, for the calendar year ended 2001, the thrift industry as a whole had an ROA of 1.07% and an average ROE of 13.10%. Based on the 2001 Bank Cash Compensation Survey Results from the Bank Administration Institute, the compensation of the Chief Executive Officer and the President for the year ended September 30, 2002, were approximately in the 50th percentile of the Company's peer group.

COMPARATIVE STOCK PERFORMANCE GRAPH
     The following graph shows the cumulative total return on the common stock of the Bank over the last five fiscal years, compared with the cumulative total return of the NASDAQ Stock Market (U.S. Companies) Index and the NASDAQ Financial Institutions Index over the same period.
 Cumulative total return on the stock or the index equals the total increase in the value since September 30, 1997, assuming reinvestment of all dividends paid into the stock or the index respectively. The graph was prepared assuming that $100 was invested on September 30, 1997, in common stock of the Bank in the indexes.

NASB, NASDAQ Stock Market (U.S. Companies) and NASDAQ



INDEX                     9/30/97   9/30/98   9/30/99   9/30/00   9/30/01   9/30/02
-------------------------------------------------------------------------------------
NASB Financial, Inc.      $ 100     $ 100     $  85     $ 122     $ 126     $ 179
NASDAQ (U.S.)             $ 100     $ 100     $ 163     $ 218     $  89     $  70
NASDAQ Financial Stocks   $ 100     $  91     $  89     $  94     $ 109     $ 116


BENEFITS

RETIREMENT PLAN
     During the fiscal year ended September 30, 2002, North American maintained a 401(k) Qualified Defined Contribution Plan ("Plan") for all employees who worked at least 1,000 hours per year, were 21 years of age, and had been employed for one year. This Plan complies with the requirements of the Employment Retirement Income Security Act
("ERISA") of 1974. The Plan provides, in general, that an employee may elect to contribute from 1% to 15% of annual salary on a pre-tax basis and the Bank will contribute 50% of the employee's contribution, up to a maximum of 3% of the employee's salary, subject to IRS limits. Employees are 100% vested in the employer's contributions after three years of service to the Bank. Benefits under the Plan are determined by the contributions of the Bank and the participant. Normal retirement age is 65. Upon retirement, the participant elects the manner in which the accrued contributions plus earnings are to be received.

     The aggregate contributions by the Bank under the Plan for named executive officers during the fiscal year ended September 30, 2002, were: David Hancock, $5,550; Keith B. Cox, $5,750; Bruce J. Thielen, $5,400; Brad Lee, $5,228; John M. Nesselrode, $4,740; and for all executive officers as a group were $41,182. Total accrued contributions by the bank are: David Hancock, $55,243; Keith B. Cox, $39,247; Bruce J. Thielen, $40,025, Brad Lee, $21,163; and John M. Nesselrode, $38,137.


STOCK OPTION PLAN
     During fiscal year 1986, stockholders of NASB approved a stock option plan ("Option Plan"). Amendments to the Stock Option Plan in 1988 and 1994 were submitted to and approved by the shareholders. Under the Option Plan, options to purchase up to 931,592 shares of Common Stock (adjusted to reflect subsequent stock dividends and stock split less those exercised) may be granted to officers and employees of the Bank and its subsidiaries. As of September 30, 2002, the time frame for issuing new Option Agreements under this Stock Option Plan had expired.

     The options granted are intended to be incentive stock options under Section 442A of the Internal Revenue Code as amended. Qualified stock options must be granted by the tenth anniversary of the effective date of the Option Plan. The option price may not be less than 100% of the fair market value of the shares on the date of the grant. No option shall be exercisable after the expiration of ten years from the date of the grant.

     The Board of Directors administers the Option Plan. The Board selects the employees to whom options are to be granted and the number of shares to be granted based upon, among other things, an employee's length of service, the amount of compensation, and the nature of responsibilities, duties and functions.

     The Board may, in its discretion, authorize NASB to accept the surrender by the optionee of the right to exercise an option in consideration for the payment by NASB of an amount equal to the excess of the fair market value of the shares of Common Stock subject to such option surrendered over the total exercise price. Such payment may be made in Common Stock and/or cash.

Federal Income Tax Consequences
     Incentive stock options are designed to result in beneficial tax treatment to the optionee and do not result in a tax deduction for the Company. The optionee is not taxed upon grant or exercise of an incentive stock option; rather, taxation is deferred until the sale or other disposition of the underlying shares.

     During the year ended September 30, 2002, there were no new stock option agreements issued and no options were forfeited. As of September 30, 2002, outstanding options may be exercised as follows:


First Exercise Date              Number of Shares      Exercise Price
------------------------------------------------------------------------
IMMEDIATE                              12,000             $2.25
IMMEDIATE                               8,000             $7.63
IMMEDIATE                              35,000             $8.97
                                      ---------
TOTAL - all immediately exercisable    55,000
                                      =========



     As of September 30, 2002, 645,076 of the options granted under the plan have been exercised. Options held by executive officers who are directors are included in the table under beneficial ownership. All executive officers as a group hold options to purchase 29,000 shares.

TRANSACTIONS WITH NORTH AMERICAN
     NASB, prior to the Financial Institutions Reform Recovery and Enforcement Act of 1989, followed the policy of offering mortgage loans for the financing of personal residences and consumer loans to its officers, directors and employees. These loans were made in the ordinary course of business and on substantially the same terms and collateral, except for fees, as those of comparable transactions prevailing at the time. The loans did not involve more than the normal risk of collectibility or present other unfavorable features. NASB no longer makes portfolio loans to executive officers and directors.

     As of September 30, 2002, there were no loans made on preferential terms, as explained above to, an executive officer or director of the Company that exceeded $60,000 in the aggregate. Loans to executive officers and directors or their associates, which were not made on preferential terms, if any, are disclosed in the notes to the consolidated financial statements in the 2002 Annual Report to Stockholders.

SECTION 16 COMPLIANCE
     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of NASB Financial, Inc. equity securities, to file reports of ownership and reports of changes in ownership with the SEC. The Company's officers, directors and greater than 10% stockholders are also required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the best of the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended September 30, 2002, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were met, except for the following: one late filing of Form 4 by James A. Watson, director and executive officer; one late filing of Form 4 by Joseph O'Flaherty, executive officer, and; one inadvertent failure to file Form 4 by Brad Lee, executive officer. Where applicable, transactions were properly filed on Form 5 at the end of the Company's fiscal year-end.

PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITORS

     The Audit Committee recommended, and the Board of Directors appointed, the firm of BKD, LLP to audit the accounts of NASB Financial, Inc. and its subsidiaries for the fiscal year ended September 30, 2003. This appointment is being presented to stockholders for ratification. If the stockholders do not ratify the selection of BKD, LLP, the Board of Directors will reconsider the selection. BKD, LLP has advised NASB that neither the firm nor any present member or associate of the firm has any financial interest, direct or indirect, in the Company; nor any connection with NASB, in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

     The Company's independent auditors for the fiscal year ended September 30, 2002, were Deloitte & Touche LLP. For the fiscal years ended September 30, 2001 and 2002, Deloitte & Touche LLP issued their unqualified opinion on the financial statements of NASB Financial, Inc. The Board approved a change in independent auditors for fiscal 2003 as a matter of corporate policy to periodically rotate audit firms. There have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused Deloitte & Touche LLP to make reference to the subject matter of a disagreement in connection with its report.

AUDIT FEES
     Deloitte & Touche LLP billed the Company a total of $112,000 for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended September 30, 2002, and the reviews of financial statements included in the Company's quarterly reports on Forms 10-Q.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES
     There were no fees billed by Deloitte & Touche LLP for financial information systems design or implementation fees during the Company's fiscal year ended September 30, 2002.

ALL OTHER FEES
     Deloitte & Touche LLP billed the Company a total of $23,268 for all other fees, which consisted of services related to the audit of the Bank's retirement plan, preparation and review of the Company's various state and Federal income tax returns, and consultation on various tax related matters with regard to NASB Financial, Inc.'s acquisition of CBES Bancorp, Inc.

     The Audit Committee considered whether the provision of non-audit services (which relate to audit of the Bank's retirement plan and to preparation and review of tax returns) is compatible with maintaining Deloitte & Touche's independence. The Audit Committee concluded that performing such services does not affect the independence of Deloitte & Touche in performing its function as auditor of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF BKD, LLP


                           OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

                          STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such Meeting must be received at the NASB's main office at 12498 South 71 Highway, Grandview, Missouri 64030, not later than September 10, 2003.
Any such proposals shall be subject to requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

     A COPY OF FORM 10-K (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, NASB
FINANCIAL, INC., 12498 SOUTH 71 HIGHWAY, GRANDVIEW, MISSOURI 64030.

                                 By Order of the Board of Directors


                                 /s/ Norma Reick
                                 Norma Reick
                                 Corporate Secretary

Grandview, Missouri
Dated: December 30, 2002

APPENDIX A

AUDIT COMMITTEE CHARTER FOR NASB FINANCIAL, INC.

ROLE AND INDEPENDENCE

     The Audit Committee of the Board of Directors will assist the Board in fulfilling its responsibility for the oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company and other such duties as directed by the Board. The members of the Audit Committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment, and shall meet the director independence requirements for serving on an audit committee in accordance with Rule 4200 and Rule 4310(B)(i), (including the independence exclusion for one member set forth in Rule 4310(B)(ii)) of the corporate governance standards of the NASDAQ. The Audit Committee is expected to maintain free and open communication with the Independent Audit Firm, the Internal Audit Manager, and the management of the Company. In discharging this role of oversight, the Audit Committee is empowered to investigate any matter brought to its attention, with full power to retain outside advice for this purpose.

     The Board of Directors shall appoint one member of the Audit Committee as the Chairman. He or she shall be responsible for leadership of the Committee, including presiding over the meetings, making Committee assignments, and reporting to the Board of Directors. The Chairman will also maintain regular liaison with the CEO, CFO, the Internal Audit Manager, and the Partner of the Independent Audit Firm.

RESPONSIBILITIES

     In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the Company's accounting and reporting practices are in accordance with all requirements and properly safeguard the Company's assets. Specifically, the Audit Committee will:

Review and recommend to the Board the Independent Audit Firm to be selected or retained to audit the consolidated financial statements of the Company. In doing so, the Committee will request from the Audit Firm a written affirmation that they are, in-fact, independent. The Committee shall discuss any relationships that may impact the Audit Firm's independence and recommend to the Board any actions necessary to oversee such Audit Firm independence.

Communicate with the Independent Audit Firm and management to review the scope and procedures of the proposed audit each year. Review audit reports at the conclusion of each audit and take action on any comments or recommendations presented by the Independent Audit Firm.

Review with the Independent Auditors, the Internal Audit Manager, and management, the adequacy and effectiveness of the Company's accounting and financial controls. The Committee will elicit any recommendations for improvements to such internal control procedures and monitor areas where new or more detailed control procedures are warranted. Further, the Committee should periodically review policy statements of the Company and monitor the Company's compliance with those policies.

Monitor the Internal Audit function of the Company including the independence and authority of its reporting obligations, proposed audit plans for each coming year, and the coordination of such plans with the Independent Audit Firm.

Receive prior to each meeting, a summary of findings from completed internal audits, a progress report on audits in-progress, and an explanation for any deviation from the original audit plan.

Review the financial statements, disclosures, and content contained in the annual report and 10-K with the Independent Auditors. Discuss any dissatisfactions or areas of concern raised by the Independent Auditors. Any changes or proposed changes to accounting policies or principles should also be reviewed at this time.

Providing the Independent Audit Firm with full access to the Committee and/or the Board on a quarterly basis (without management present, if necessary) to discuss any and all matters of present or future concern.

Submit the minutes of all Audit Committee meetings to the Board.

Investigate any matters brought to its attention within the scope of its duties, with the power to retail outside counsel, if appropriate.

                          NASB FINANCIAL, INC.
            12498 South 71 Highway  -  Grandview, Missouri  64030

REVOCABLE PROXY

     PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JANUARY 28, 2003, SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
The undersigned hereby appoints the John M. Nesselrode and Rhonda Nyhus with full power of substitution, to act as proxies for the undersigned, and to vote all shares of Common Stock of NASB Financial, Inc., which the undersigned is entitled to vote at the ANNUAL MEETING of STOCKHOLDERS, to be held in the lobby of the Grandview Office, 12498 South 71 Highway, Grandview, Missouri, on January 28, 2003, and at any and all adjournments thereof, as follows:

1. Election of Directors:
[ ] FOR all nominees listed below [ ] WITHHOLD AUTHORITY to vote for all nominees listed below

If you wish to vote cumulatively:
      FOR:                         WITHHOLD AUTHORITY:
      [ ]Frederick V. Arbanas      [ ]Frederick V. Arbanas
      [ ]W. Russell Welsh          [ ]W. Russell Welsh

-----------------------------------------------------------------------

2. PROPOSAL to ratify the appointment by the Board of Directors of the firm of BKD, LLP as independent auditors of NASB Financial, Inc. and its subsidiaries for the fiscal year ending September 30, 2003.
[ ]FOR       [ ]AGAINST      [ ]ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
PROPOSALS.



REVOCABLE PROXY

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2, UNLESS INSTRUCTIONS ARE GIVEN TO THE CONTRARY. THE BOARD HAS THE DISCRETION TO VOTE CUMULATIVELY FOR THE ELECTION OF DIRECTORS.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. Name(s), address and number of shares of registered owner(s) appear(s) below. SEE REVERSE SIDE FOR MATTERS TO BE VOTED ON.


                              Date:  -------------------, -----

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                                          Signature(s)

Please sign as name(s) appear(s) to the left, indicating official position or representative capacity where applicable. Show address changes.